August 31, 2000

       (SUPERSEDES APPLICABLE SUPPLEMENTS DATED FEBRUARY 8, MARCH 1,
                           MARCH 31 AND MAY 30, 2000)

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR

FUND                                   DATED
Pioneer II                             January 28, 2000
Pioneer Mid-Cap Fund                   January 28, 2000
Pioneer Strategic Income Fund          January 28, 2000
Pioneer High Yield Fund                February 25, 2000
Pioneer Europe Fund                    February 28, 2000
Pioneer Indo-Asia Fund                 February 28, 2000
Pioneer Mid-Cap Value Fund             February 28, 2000
Pioneer Equity-Income Fund             February 28, 2000
Pioneer Small Company Fund             February 28, 2000
Pioneer Limited Maturity Bond Fund     March 29, 2000
Pioneer Emerging Markets Fund          March 29, 2000
Pioneer International Growth Fund      March 29, 2000
Pioneer Micro-Cap Fund                 March 29, 2000
Pioneer Science & Technology Fund      March 31, 2000
Pioneer Fund                           May 1, 2000
Pioneer Cash Reserves Fund             May 1, 2000 (as revised May 15, 2000)
Pioneer America Income Trust           May 1, 2000
Pioneer Real Estate Shares             May 1, 2000
Pioneer Growth Shares                  May 1, 2000
Pioneer Balanced Fund                  May 1, 2000
Pioneer Tax-Free Income Fund           May 1, 2000
Pioneer World Equity Fund              July 31, 2000
Pioneer Bond Fund                      October 28, 1999
Pioneer Tax-Managed Fund               November 18, 1999

ADDITIONAL PAYMENTS TO DEALERS

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the funds' statements of additional information. With respect to the above listed funds, PFD will reallow to participating broker/dealers the entire sales charge for all sales of Class A shares of the above listed funds for orders placed from March 1, 2000 through September 30, 2000. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all shares sold by a dealer during a particular period. With respect to each of the above listed funds, PFD has elected to pay dealers an amount equal to 0.50% of the net asset value of the fund's Class B shares sold from April 1, 2000 through September 30, 2000. In addition, PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.